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                                                                    Exhibit 23.1
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                        CONSENT OF DELOITTE & TOUCHE LLP


          We consent to the incorporation by reference in this Registration Statement of Primus Telecommunications Group, Incorporated (the "Company") on Form S-8 of our report dated February 12, 1998, except for note 15 as to which the date is March 8, 1998, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.


                                          /s/  DELOITTE & TOUCHE LLP

Washington, D.C.
February 24, 1999